                             SECOND AMENDMENT TO THE
                        EXECUTIVE SUPPLEMENTAL RETIREMENT
                                INCOME AGREEMENT
                               FOR WARREN GERLEIT

     For and in consideration of the premises, the Bank (as defined in the referenced Agreement) and Warren Gerleit (the "Executive") agree as follows:

     Paragraph 1 of Exhibit A to the Agreement is modified as follows:

     1.   Interest Factor - for purposes of:
          a. the Accrued Benefit Account - shall be seven percent (7%) per annum, compounded monthly.

     Paragraph 3 of Exhibit A to the Agreement is modified as follows:

     3. Supplemental Retirement Income Benefit means an actuarially determined annual amount equal to Eight-Five Thousand Seven Hundred and Ninety-Five ($85,795) at age 65 if paid entirely from the Accrued Benefit Account or Fifty-Four Thousand Nine Hundred and Nine ($54,909) at age 65 if paid from the Retirement Income Trust Fund.

     Paragraph 4 of Exhibit A to the Agreement is deleted and the following is substituted in its stead in order to correctly set forth the Schedule of Annual Gross Contribution/Phantom Contributions:

Plan Year                       Amount
---------                      -------
1997                           $11,867
1998                            16,684
1999                            19,371
2000                            22,390
2001                            30,270
2002                            34,279
2003                            38,709
2004                            43,601
2005                            48,998
2006                            54,947
2007                            61,500
2008                            68,714
2009                            76,649
2010                            85,372
2011                            94,956
2012                            96,392

     IN WITNESS WHEREOF, the Bank, the Holding Company and the Executive have caused this Amendment to be executed on this, the 10th day of January, 2001.

ATTEST:                                     UNITED NATIONAL BANK:


/s/ Ralph L. Straw, Jr.                     By: /s/ Donald W. Malwitz
-------------------------------------          ---------------------------------
Secretary                                           EVP & CFO
                                               ---------------------------------
                                            (Title)


ATTEST:                                     UNITED NATIONAL BANCORP


/s/ Ralph L. Straw, Jr.                     By: /s/ Donald W. Malwitz
-------------------------------------          ---------------------------------
Secretary                                           VP & TREASURER
                                               ---------------------------------
                                            (Title)


WITNESS:                                    EXECUTIVE:


/s/  Barbara Amato                          /s/ Warren R. Gerleit
-------------------------------------       ------------------------------------


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